IVY FUNDS
Ivy PineBridge High Yield Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.
1.	Effective July 1, 2021, the name of the Fund is changed as follows and each related reference is hereby replaced:

Former Name	New Name
Ivy PineBridge High Yield Fund	Delaware Ivy PineBridge High Yield Fund

2.
Effective immediately, all references to Ivy Investment Management Company (IICO) are replaced with Delaware Management Company (Manager and/or DMC), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust). In addition, all references to Ivy Distributors, Inc. (IDI) are replaced with Delaware Distributors, L.P. (Distributor). Both the Manager and Distributor are located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

3.	Effective immediately, the following disclosure is added at the bottom of the Fund’s “Principal Investment Risks” section:

IBOR risk. The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

4.	Effective July 1, 2021, references to Class N are replaced with Class R6.

5.
Effective July 1, 2021, investors in Class A shares of the Fund will pay a Maximum Sales Charge (Load) Imposed on Purchases of 4.50% for investments less than $100,000. In addition, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2021.